UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2008

Cyplasin Biomedical, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-52057	47-0930829
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9650 – 20 Avenue, Edmonton, Alberta, Canada		T6N 1G1
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 780-469-2975

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 1, 2008, Christian Petzelt resigned as chief scientific officer and as a director and Geoffrey Galley resigned as a director of our company.

Our board of directors now consists solely of Garth Likes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPLASIN BIOMEDICAL, LTD.

/s/ Garth Likes
Garth Likes
President

Date: November 10, 2008